UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 5, 2021

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange
7.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	PLYM-PrA	NYSE American

Item 2.02	Results of Operations and Financial Condition

On November 5, 2021, Plymouth Industrial REIT, Inc. (the “Company”) held a conference call to discuss the Company’s financial results for the period ended September 30, 2021. The transcript of the call is included as Exhibit 99.1 to this Current Report.

The transcript is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report and the transcript furnished herewith may include statements that are “forward looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements herein or in the exhibit hereto other than statements of historical fact are “forward-looking statements,” which involve risks and uncertainties and are only predictions. Actual events or results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, those described in the transcript. There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not currently know or that it currently believes are immaterial, which could impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

99.1	Transcript of November 5, 2021 conference call

104	Cover Page Interactive Data File (formatted as in line XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: November 9, 2021	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer